PHILADELPHIA FUND, INC.

                        SUPPLEMENT DATED APRIL 21, 2009
  TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2009


TERMS USED IN THIS SUPPLEMENT HAVE THE SAME MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS.

     On April 15, 2009, the Board of Directors (the "Board") of Philadelphia Fund, Inc. (the "Philadelphia Fund") unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Philadelphia Fund and The Advisors' Inner Circle Fund, a Massachusetts business trust, with respect to its series, the WHG LargeCap Value Fund (the "WHG Fund"). The Reorganization Agreement provides for: (a) the transfer of the assets and stated liabilities of the Philadelphia Fund to the WHG Fund in exchange for Institutional Shares of the WHG Fund, (b) the distribution of the Institutional Shares of the WHG Fund pro rata by the Philadelphia Fund to its shareholders, in complete liquidation of the Philadelphia Fund and (c) the deregistration under the Investment Company Act of 1940, as amended, and dissolution under state law of the Philadelphia Fund.

     The Board of Trustees of The Advisors' Inner Circle Fund also approved the Reorganization Agreement at meetings held on February 17-18, 2009.

     The decision of the Philadelphia Fund Board to reorganize the Philadelphia Fund is subject to shareholder approval, and the proposed Reorganization Agreement will be submitted to shareholders for their approval at a special meeting of shareholders during the third or fourth quarter of 2009. A Combined Prospectus/Proxy Statement that contains more information about the reorganization and the WHG Fund will be mailed to shareholders in advance of the special meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will also occur in the third or fourth quarter of 2009.


               Please keep this Supplement for future reference.